SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------




                                    Form 8-K




                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: July 6, 2004
                        (Date of earliest event reported)




                          Pre-Paid Legal Services, Inc.
             (Exact name of registrant as specified in its charter)



                          (Commission File No. 1-9293)





          Oklahoma                                       73-1016728
(State or other jurisdiction                (I.R.S. Employer Identification No.)
      of incorporation)


      One Pre-Paid Way
        Ada, Oklahoma                                      74820
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (580) 436-1234




Item 7.    Financial Statements and Exhibits

     The following exhibits are included with this report:

   Exhibit No.                              Description

       99.1         Company Press Release dated July 6, 2004


Item 12. Results of Operation and Financial Condition

     On July 6, 2004, Pre-Paid Legal Services, Inc. (the "Company") issued a press release announcing its membership production and recruiting information for the three months ended June 30, 2004. A copy of the release is included as an exhibit to this report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          PRE-PAID LEGAL SERVICES, INC.


                           By: /s/ Randy Harp
                               -------------------------------------------------
Date:  July 6, 2004            Randy Harp, Chief Operating Officer








                                INDEX TO EXHIBITS

Exhibit No.                                 Description

       99.1         Company Press Release dated July 6, 2004







For Immediate Release                             Company      Steve Williamson
Tuesday, July 6, 2004                             Contact:        (580) 436-1234

                        Pre-Paid Legal Services Announces
                Second Quarter Production and Recruiting Results
                                      - - -
                  Second Quarter 2004 Earnings Release Date Set

     ADA, OK, July 6, 2004 - Pre-Paid Legal Services, Inc. (NYSE: PPD) announced 2004 second quarter membership production and recruiting results and has scheduled its second quarter 2004 earnings release to be issued after the close of trading on the New York Stock Exchange on Monday, July 26, 2004.

----------------------------------------------------------------------------------- ----------------------------------------------
                                                                                                 Three Months Ended
New Memberships:                                                                      6/30/2004       3/31/2004      6/30/2003
----------------                                                                      ---------       ---------      ---------
New legal service membership sales..............................................          137,390         156,135        171,180

New "stand-alone" IDT membership sales..........................................            5,443           6,697              -

         Total new membership sales.............................................    --------------  -------------  --------------
                                                                                          142,833         162,832        171,180

New "add-on" IDT membership sales...............................................           77,802          84,774              -

Active Memberships:
Active legal service memberships at end of period...............................        1,413,666       1,417,553      1,405,121

Active "stand-alone" IDT memberships at end of period (see note below)..........           17,575          12,071              -

         Total active memberships at end of period..............................    --------------      1,429,624  --------------
                                                                                        1,431,241                      1,405,121

Active "add-on" IDT memberships at end of period (see note below)...............          201,713         154,774              -

New Sales Associates:
New sales associates recruited..................................................           13,733          14,774         22,747

Note - reflects 2,943 net transfers from "add-on" status to "stand-alone" status during the quarter
----------------------------------------------------------------------------------------------------------------------------------

     Identity Theft plans sold in conjunction with new legal plan memberships or "added-on" to existing legal plan memberships sell for $9.95 per month and are not counted as "new" memberships but do increase the average premium of the Company's membership base, while "stand alone" Identity Theft plans are not
attached   to  a  legal  plan   membership   and  sell  for  $12.95  per  month.

     In order to provide additional tools and enhance the classroom training to the new sales associates, the Company increased the cost to become a Fast Start sales associate to $249 throughout the 2004 second quarter compared to $149 which was in effect for the comparable quarter of the previous year. Beginning June 28, 2004, the Company began a special promotion for single parents allowing single parents to become a Fast Start associate for $49. This promotion is scheduled to end on July 12, 2004.

     Due to restrictions contained in the Company's lending agreements, the Company did not purchase any shares of its common stock during the 2004 second quarter but is currently working with its lenders on modifications to existing loan covenants pertaining to restrictions on the amount of treasury stock that may be purchased.

About Pre-Paid Legal Services
     Pre-Paid Legal Services develops and markets legal service plans across North America. The plans provide for legal service benefits, including unlimited attorney consultation, will preparation, traffic violation defense, automobile-related criminal charges defense, letter writing, document preparation and review and a general trial defense benefit. More information can be located at the Company's homepage on the worldwide web at http://www.prepaidlegal.com/.

     Forward-Looking Statements
     Statements in this press release, other than purely historical information, regarding the Company's future plans and objectives and expected operating results, and statements of the assumptions underlying such statements, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements contained herein are based on certain assumptions that may not be correct. They are subject to risks and uncertainties incident to the Company's business that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are described in the reports and statements filed by the Company with the Securities and Exchange Commission, including (among others) those listed in the Company's Form 10-K and Form 10-Q, and include the risks that the Company's membership persistency or renewal rates may decline, that the Company may not be able to continue to grow its memberships and earnings, that the Company is dependent on the continued active participation of its principal executive officer, that pending or future litigation may have a material adverse effect on the Company if resolved unfavorably to the Company, that the Company could be adversely affected by regulatory developments, that competition could adversely affect the Company, that the Company is substantially dependent on its marketing force, that the Company's stock price may be affected by short sellers and that the Company has been unable to increase significantly its employee group membership sales. Please refer to pages 39 and 40 of the Company's 2003 Form 10-K and pages 8 through 10 of the Company's March 31, 2004 Form 10-Q for a more complete description of these risks. The Company undertakes no duty to update any of the forward-looking statements in this release. # # #